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                                                           EXHIBIT 4.1

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COMMON STOCK                                                                   COMMON STOCK
                                       [GRAPHIC]
  MK




                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                                               CUSIP 61844A 1D 9
INCORPORATED UNDER THE LAWS             MORRISON KNUDSEN CORPORATION           THIS CERTIFICATE IS TRANSFERABLE IN MINNEAPOLIS,
  OF THE STATE OF DELAWARE                                                     MINNESOTA OR IN NEW YORK, NEW YORK


         THIS CERTIFIES THAT






         IS THE OWNER OF

                   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE.. OF


                                                (illegible)


         *  WITNESS THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS

         DATED:
                          1/27/97                                                          1/27/97



                /s/ (illegible signature)                                 /s/ (illegible signature)
                   EXECUTIVE VICE-PRESIDENT,             [LOGO]              PRESIDENT AND CHIEF EXECUTIVE OFFICER
               CHIEF LEGAL OFFICER AND SECRETARY

COUNTERSIGNED AND REGISTERED
      NORWEST BANK OF MINNESOTA, N.A.
                        TRANSFER AGENT AND REGISTRAR
BY

                                AUTHORIZED SIGNATURE
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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT -- ...................Custodian...................
                            (Cust)                    (Minor)

                     under Uniform Gifts to Minors

                     Act ...........................................
                                          (State)
UNIF TRF MIN ACT -- ...............Custodian (UNTIL AGE ...........)
                         (Cust)

                    ....................... under Uniform Transfers
                            (Minor)

                    to Minor's Act ................................
                                             (State)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



    FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

--------------------------------------------------------------------------------
   (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

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                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------



                                       X
                                         --------------------------------------

                                       X
                                         --------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed







By
   -----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM,
PURSUANT TO S.E.C. RULE 17A6-15.